Exhibit 10.5

FIRST AMENDMENT TO SUPPORT SERVICES AGREEMENT

This First Amendment to Support Services Agreement (the “First Amendment”) is entered into as of October 1, 2012, and amends that certain Support Services Agreement dated August 10, 2012 (the “Agreement”) by and between OCWEN MORTGAGE SERVICING, INC., a United States Virgin Islands corporation (together with its parent and subsidiaries “Ocwen”) and ALTISOURCE SOLUTIONS S.À R.L., a limited liability company organized under the laws of the Grand Duchy of Luxembourg (together with its parent and subsidiaries “Altisource”).

Recitals

WHEREAS, pursuant to the Agreement, Ocwen was to provide certain services to Altisource and Altisource was to provide certain services to Ocwen; and

WHEREAS, Ocwen and Altisource now desire to amend Schedule I and Schedule II to the Support Services Agreement, as set forth below.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Amendment to Schedule I to the Support Services Agreement. Schedule I to the Support Services Agreement is hereby deleted in its entirety and replaced with the version of Schedule I attached to this First Amendment and incorporated herein by this reference.

2.                                      Amendment to Schedule II to the Support Services Agreement. Schedule II to the Support Services Agreement is hereby deleted in its entirety and replaced with the version of Schedule II attached to this First Amendment and incorporated herein by this reference.

3.                                      Counterparts. This First Amendment may be signed in counterparts with the same effect as if both parties had signed one and the same document.

4.                                      Agreement in Full Force and Effect as Amended. The terms and conditions of this First Amendment shall prevail over any conflicting terms and conditions in the Agreement. Capitalized terms that are used in this First Amendment not otherwise defined herein shall have the meanings ascribed to them in the Agreement. Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this First Amendment. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this First Amendment, as though the terms and obligations of the Agreement were set forth herein.

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IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the date first written above by their duly authorized representatives.

OCWEN MORTGAGE SERVICING, INC.

By	/s/ John V. Britti
	Name:	John V. Britti
	Title:	Executive Vice President, Chief Financial Officer, Treasurer

ALTISOURCE SOLUTIONS S.À R.L.

By	/s/ William B. Shepro
	Name:	William B. Shepro
	Title:	Manager

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SCHEDULE I

OCWEN-PROVIDED SERVICES

Services Provided	Service Period	Service Fee
FINANCE AND ACCOUNTING Services Provided: • Corporate Accounting • Accounts Payables • Accounts Receivables • Corporate Secretary Support • Financial Reporting • Payroll Services • Tax • Treasury	the Term	Fully Allocated Cost

HUMAN RESOURCES

Services Provided:

•                  Benefits Administration

•                  Employee and Contractor On-boarding

•                  Employee Engagement

•                  HR Administration

•                  HR Strategy and Consulting

•                  HRIS Administration and Reporting

•                  Performance Management Platforms

•                  Personnel Files

•                  Recruiting

•                  Salary Administration

•                  Training and Compliance Support

	the Term	Fully Allocated Cost

Schedule I to the Support Services Agreement (as amended by the “First Amendment to Support Services Agreement” dated as of October 1, 2012).

Replaces original Schedule I to “Support Services Agreement” dated August 10, 2012.

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Services Provided	Service Period	Service Fee
LAW Services Provided: • Contract Review Services • Corporate Governance Services • Intellectual Property Maintenance Services • Litigation Management • Regulatory Compliance Services	the Term	Fully Allocated Cost
RISK MANAGEMENT Services Provided: • Internal Audit • SOX Compliance and SAS 70 • Business continuity and SAS 70 • Six Sigma	the Term	Fully Allocated Cost
OTHER OPERATIONS SUPPORT Services Provided: • Capital Markets • Modeling • Quantitative Analytics • General Business Consulting • Business Development	the Term	Fully Allocated Cost

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SCHEDULE II

ALTISOURCE-PROVIDED SERVICES

Services Provided	Service Period	Service Fee
CONSUMER PSYCHOLOGY Services Provided: • Scripting Support • Staffing Models • Training Development • User and Task Analysis	the Term	Fully Allocated Cost
CORPORATE SERVICES Services Provided: • Facilities Management • Mailroom Support • Physical Security • Travel Services	the Term	Fully Allocated Cost

FINANCE AND ACCOUNTING

Services Provided:

•                  Accounting Services and Reporting

•                  Accounts Payables

•                  Accounts Receivables

•                  Corporate Secretary Support

•                  Financial Reporting

•                  Payroll Services

•                  Tax

•                  Treasury

	the Term	Fully Allocated Cost

Schedule II to the Support Services Agreement (as amended by the “First Amendment to Support Services Agreement” dated as of October 1, 2012).

Replaces original Schedule II to “Support Services Agreement” dated August 10, 2012.

Services Provided	Service Period	Service Fee

HUMAN RESOURCES

Services Provided:

•                  Benefits Administration

•                  Employee and Contractor On-boarding

•                  Employee Engagement

•                  HR Administration

•                  HR Strategy and Consulting

•                  HRIS Administration and Reporting

•                  Performance Management Platforms

•                  Personnel Files

•                  Recruiting

•                  Salary Administration

•                  Training and Compliance Support

	the Term	Fully Allocated Cost
RISK MANAGEMENT Services Provided: • Internal Audit • SOX Compliance and SAS 70 • Business continuity and SAS 70 • Six Sigma	the Term	Fully Allocated Cost

Services Provided	Service Period	Service Fee
OTHER OPERATIONS SUPPORT Services Provided: • Capital Markets • Modeling • Quantitative Analytics • General Business Consulting • Business Development	the Term	Fully Allocated Cost